Exhibit 10.1
Tier 1 — CEO and CFO
FORM OF
AMENDMENT TO CHANGE IN CONTROL AGREEMENT
     This Amendment to the Change in Control Agreement (the “Agreement”) dated as of ___, between Penford Corporation, a Washington corporation (the “Company”) and ___ (the “Executive”) is made as of December 30, 2008.
RECITALS
     A. The Company and Executive intend that the Agreement be interpreted and operated to the fullest extent possible so that the payments and benefits under this Agreement either shall be exempt from the requirements of Code Section 409A or shall comply with the requirements of such provision.
     B. Therefore, the Company and Executive deem it appropriate to adopt this amendment to the Agreement.
     NOW, THEREFORE, the Company and the Executive agree as follows:
     1. The words “and to the extent not resulting in a violation of the requirements of Code Section 409A” are added after “to the extent necessary” in the third sentence of paragraph 6 Benefits.
     2. The last two sentences of paragraph 6 Benefits are deleted in their entirety and the following sentences substituted therefor:
Notwithstanding the foregoing, any such benefits shall be made available to the Executive by the Company during such delay period at Executive’s expense. If such a delay is required, on such six-month anniversary, the Executive will receive a lump sum cash payment equal to the value of any health and welfare benefits that could not be provided during such six months. After the six-month anniversary, these benefits under this paragraph 6 will continue through the end of the Compensation Period.
     3. The first sentence of subparagraph (d) Payment of Gross-Up of paragraph 9 Section 280G Tax Payment is deleted in its entirety and the following substituted therefor:
Subject to paragraph 25(c), an estimated Gross-Up Payment shall be made to the Executive on the 55th day following the Executive’s Separation from Service provided the Waiver and Release Agreement was executed and delivered on or within forty-five days after the Executive’s Separation from Service and not revoked by such 55th day following the Executive’s Separation from Service; provided, however, the Gross-Up Payment shall be made no later than the time the Executive is required to remit the taxes with respect to which the Gross-Up

Payment relates provided an effective Waiver and Release Agreement has been provided by such time.
     4. The text of paragraph 11 Corporation’s Setoff Rights is deleted in its entirety and the following substituted therefor:
Subject to the limitations of Code Section 409A, including without limitation, Treas. Reg. §1.409A-3(j)(4)(xiii), to the extent applicable, the payments and benefits made or provided to the Executive or to the Executive’s spouse or other beneficiary under this Agreement shall be subject to setoff by the Corporation by the amount of any claim of the Corporation against the Executive or the Executive’s spouse or other beneficiary for any debt or obligation of the Executive or the Executive’s spouse or other beneficiary to the Corporation.
     5. The first sentence of paragraph 13 Impact on Existing Severance and Benefit Plans is deleted in its entirety and the following substituted therefor:
Subject to the limitations of Code Section 409A, payments or benefits under this Agreement are in lieu of any payments or benefits to which the Executive may be entitled under any other separation plan or policy of the Corporation, and shall be coordinated with the Executive’s Employment Agreement, if any, such that the Executive shall receive the maximum amount of separation pay available under either agreement, but shall not receive any duplication of benefits.
     6. The following is added to the Agreement as paragraph 25 Compliance with Code Section 409A:
25. Compliance with Code Section 409A. All payments pursuant to this Agreement shall be subject to the provisions of this paragraph 25. Notwithstanding anything herein to the contrary, this Agreement is intended to be interpreted and operated to the fullest extent possible so that the payments and benefits under this Agreement either shall be exempt from the requirements of Code Section 409A or shall comply with the requirements of such provision; provided however that notwithstanding anything to the contrary in this Agreement in no event shall the Company be liable to the Executive for or with respect to any taxes, penalties or interest which may be imposed upon the Executive pursuant to Code Section 409A.
     (a) Payments to Specified Employees. To the extent that any payment or benefit pursuant to this Agreement constitutes a “deferral of compensation” subject to Code Section 409A (after taking into account to the maximum extent possible any applicable exemptions) (a “409A Payment”) treated as payable upon a “separation from service” pursuant to Code Section 409A (“Separation from Service”), then, if on the date of the Executive’s Separation from Service, the Executive is a Specified Employee, then to the extent required for Executive not to incur additional taxes pursuant to Code Section 409A, no such 409A Payment shall be made to the Executive earlier than the earlier of (i) six (6) months after the Executive’s Separation from Service; or (ii) the date of his death. Should this paragraph 25 result in the delay of benefits, any such benefit shall be made available to the Executive by the Company during such delay period at Executive’s expense. Should this paragraph 25 result in a delay of payments or benefits to Executive, on the first day any such payments or benefits may be made without incurring additional tax pursuant to Code Section 409A (the “409A Payment Date”), the Company shall make such payments and provide such benefits as provided for in this Agreement, provided that any amounts that would have been payable earlier but for the application of this paragraph 25 as well reimbursement of the amount Executive paid for benefits pursuant to the preceding sentence, shall be paid in lump-sum on the 409A Payment Date. For purposes of this paragraph 25, the terms “Specified Employee” and “Separation from Service” shall have the meaning set forth in Code Section 409A as determined in accordance with the methodology established by the Company. For purposes of determining whether a Separation from Service has occurred for purposes of Code Section 409A, a Separation from Service is deemed to include a reasonably anticipated permanent reduction in the level of services performed by the Executive to less than fifty (50%) of the average level of services performed by the Executive during the immediately preceding 12-month period (or period of service if less than 12 months).
     (b) Reimbursements Including Tax Gross-ups. For purposes of complying with Code Section 409A and without extending the payment timing otherwise provided in this Agreement, taxable reimbursements under this Agreement, subject to the following sentence and to the extent required to comply with Code Section 409A, will be made no later than the end of the calendar year following the calendar year the expense was incurred. However, for purposes of complying with Code Section 409A and without extending the payment timing otherwise provided in this Agreement, any tax gross-up may be payable through the calendar year after the calendar year in which the Executive remits the taxes rather than be limited to the end of the calendar year following the calendar year the expense was incurred and reimbursement of expenses incurred due to a tax audit or litigation addressing the existence or amount of a tax liability may be payable through the end of the calendar year following the calendar year in which the taxes that are the subject of the audit or litigation are remitted to the taxing authority or where as a result of such audit or litigation no taxes are remitted, the end of the calendar year following the calendar year in which the audit is completed or there is a final and nonappealable settlement or other resolution of the litigation. To the extent required to comply with Code Section 409A, any taxable reimbursements and any in-kind benefit under this Agreement will be subject to the following: (a) payment of such reimbursements or in-kind benefits during one calendar year will not affect the amount of such reimbursement or in-kind benefits provided during any other calendar year (other than for medical reimbursement arrangements as excepted under Treasury Regulations §1.409A-3(i)(1)(iv)(B) solely because the arrangement provides for a limit on the amount of expenses that may be reimbursed under such arrangement over some or all of the period the arrangement remains in effect); (b) such right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another form of compensation to the Executive and (c) the right to reimbursements under this Agreement will be in effect for the lesser of the time specified in this Agreement or ten years plus the lifetime of the Executive. Any taxable reimbursements or in-kind benefits shall be treated as not subject to Code Section 409A to the maximum extent provided by Treasury Regulations §1.409A-1(b)(9)(v) or otherwise under Code Section 409A.
     (c) Release. Subject to paragraph 25(a), (i) to the extent that Executive is required to execute and deliver the Waiver and Release Agreement to receive a 409A Payment and (ii) this Agreement provides for such 409A Payment to be provided prior to the 55th day following the Executive’s Separation from Service, such 409A Payment will be provided upon the 55th day following Executive’s Separation from Service provided the Waiver and Release Agreement has been executed and delivered on or within forty-five (45) days after Executive’s Separation from Service and effective prior to such 55th day. To the extent there is a delay in providing a 409A Payment because of the provisions of this paragraph 25(c), the opportunity for Executive to pay for benefits in the interim with subsequent reimbursement from the Company shall be provided in a manner consistent with that set forth in paragraph 25(a). If a release is required for a 409A Payment and such release is not executed, delivered and effective by the 55th day following Executive’s Separation from Service, such 409A Payment shall not be provided to the Executive to the extent that providing such 409A Payment would cause such 409A Payment to fail to comply with Code Section 409A. To the extent that any payments or benefits under this Agreement are intended to be exempt from Code Section 409A as a short-term deferral pursuant to Treasury Regulations §1.409A-1(b)(4) or any successor thereto and require Executive to provide a Waiver and Release Agreement to the Company to obtain such payments or benefits, the Waiver and Release Agreement required for such payment or benefit must be executed and delivered on or within forty-five (45) days after Executive’s last day of employment which time frame in no event shall be later than March 7th of the calendar year following the calendar year of the Executive’s Separation from Service.
     (d) No Acceleration; Separate Payments; Termination of Employment. No 409A Payment payable under this Agreement shall be subject to acceleration or to any change in the specified time or method of payment, except as otherwise provided under this Agreement and consistent with Code Section 409A. If under this Agreement, a 409A Payment is to be paid in two or more installments, for purposes of Section 409A, each installment shall be treated as a separate payment. Notwithstanding anything contained in this Agreement to the contrary, the date on which a Separation from Service occurs shall be treated as the termination of employment date for purposes of determining the timing of payments under this Agreement to the extent necessary to have such payments and benefits under this Agreement be exempt from the requirements of Code Section 409A or comply with the requirements of Code Section 409A.

     (e) Cooperation. If the Company or Executive determines that any provision of this Agreement is or might be inconsistent with the requirements of Code Section 409A, the parties shall attempt in good faith to agree on such amendments to this Agreement as may be necessary or appropriate to avoid subjecting Executive to the imposition of any additional tax under Code Section 409A without changing the basic economic terms of this Agreement. Notwithstanding the foregoing, no provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with Code Section 409A from Executive or any other individual to the Company. This paragraph 25 is not intended to impose any restrictions on payments or benefits to Executive other than those otherwise set forth in this Agreement or required for Executive not to incur additional tax under Code Section 409A and shall be interpreted and operated accordingly. The Company to the extent reasonably requested by Executive shall modify this Agreement to effectuate the intention set forth in the preceding sentence.
     7. In all other respects, the Agreement, as amended, shall continue in full force and effect.
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PENFORD CORPORATION

By:

Title:

EXECUTIVE:

Tiers II and III — Other Executives
FORM OF
AMENDMENT TO CHANGE IN CONTROL AGREEMENT
     This Amendment to the Change in Control Agreement (the “Agreement”) dated as of ___, between Penford Corporation, a Washington corporation (the “Company”) and ___ (the “Executive”) is made as of December 30, 2008.
RECITALS
     A. The Company and Executive intend that the Agreement be interpreted and operated to the fullest extent possible so that the payments and benefits under this Agreement either shall be exempt from the requirements of Code Section 409A or shall comply with the requirements of such provision.
     B. Therefore, the Company and Executive deem it appropriate to adopt this amendment to the Agreement.
     NOW, THEREFORE, the Company and the Executive agree as follows:
     8. The words “and to the extent not resulting in a violation of the requirements of Code Section 409A” are added after “to the extent necessary” in the third sentence of paragraph 6 Benefits.
     9. The last two sentences of paragraph 6 Benefits are deleted in their entirety and the following sentences substituted therefor:
Notwithstanding the foregoing, any such benefits shall be made available to the Executive by the Company during such delay period at Executive’s expense. If such a delay is required, on such six-month anniversary, the Executive will receive a lump sum cash payment equal to the value of any health and welfare benefits that could not be provided during such six months. After the six-month anniversary, these benefits under this paragraph 6 will continue through the end of the Compensation Period.
     10. The text of paragraph 11 Corporation’s Setoff Rights is deleted in its entirety and the following substituted therefor:
Subject to the limitations of Code Section 409A, including without limitation, Treas. Reg. §1.409A-3(j)(4)(xiii), to the extent applicable, the payments and benefits made or provided to the Executive or to the Executive’s spouse or other beneficiary under this Agreement shall be subject to setoff by the Corporation by the amount of any claim of the Corporation against the Executive or the Executive’s spouse or other beneficiary for any debt or obligation of the Executive or the Executive’s spouse or other beneficiary to the Corporation.

     11. The first sentence of paragraph 13 Impact on Existing Severance and Benefit Plans is deleted in its entirety and the following substituted therefor:
Subject to the limitations of Code Section 409A, payments or benefits under this Agreement are in lieu of any payments or benefits to which the Executive may be entitled under any other separation plan or policy of the Corporation, and shall be coordinated with the Executive’s Employment Agreement, if any, such that the Executive shall receive the maximum amount of separation pay available under either agreement, but shall not receive any duplication of benefits.
     12. The following is added to the Agreement as paragraph 25 Compliance with Code Section 409A:
25. Compliance with Code Section 409A. All payments pursuant to this Agreement shall be subject to the provisions of this paragraph 25. Notwithstanding anything herein to the contrary, this Agreement is intended to be interpreted and operated to the fullest extent possible so that the payments and benefits under this Agreement either shall be exempt from the requirements of Code Section 409A or shall comply with the requirements of such provision; provided however that notwithstanding anything to the contrary in this Agreement in no event shall the Company be liable to the Executive for or with respect to any taxes, penalties or interest which may be imposed upon the Executive pursuant to Code Section 409A.
     (a) Payments to Specified Employees. To the extent that any payment or benefit pursuant to this Agreement constitutes a “deferral of compensation” subject to Code Section 409A (after taking into account to the maximum extent possible any applicable exemptions) (a “409A Payment”) treated as payable upon a “separation from service” pursuant to Code Section 409A (“Separation from Service”), then, if on the date of the Executive’s Separation from Service, the Executive is a Specified Employee, then to the extent required for Executive not to incur additional taxes pursuant to Code Section 409A, no such 409A Payment shall be made to the Executive earlier than the earlier of (i) six (6) months after the Executive’s Separation from Service; or (ii) the date of his death. Should this paragraph 25 result in the delay of benefits, any such benefit shall be made available to the Executive by the Company during such delay period at Executive’s expense. Should this paragraph 25 result in a delay of payments or benefits to Executive, on the first day any such payments or benefits may be made without incurring additional tax pursuant to Code Section 409A (the “409A Payment Date”), the Company shall make such payments and provide such benefits as provided for in this Agreement, provided that any amounts that would have been payable earlier but for the application of this paragraph 25 as well reimbursement of the amount Executive paid for benefits pursuant to the preceding sentence, shall be paid in lump-sum on the 409A Payment Date. For purposes of this paragraph 25, the terms “Specified Employee” and “Separation from Service” shall have the meaning set forth in Code Section 409A as determined in accordance with the methodology established by the Company. For purposes of determining whether a Separation from Service has occurred for purposes of Code Section 409A, a Separation from Service is deemed to include a reasonably anticipated permanent reduction in the level of services performed by the Executive to less than fifty (50%) of the average level of services performed by the Executive during the immediately preceding 12-month period (or period of service if less than 12 months).
     (b) Reimbursements. For purposes of complying with Code Section 409A and without extending the payment timing otherwise provided in this Agreement, taxable reimbursements under this Agreement, subject to the following sentence and to the extent required to comply with Code Section 409A, will be made no later than the end of the calendar year following the calendar year the expense was incurred. To the extent required to comply with Code Section 409A, any taxable reimbursements and any in-kind benefit under this Agreement will be subject to the following: (a) payment of such reimbursements or in-kind benefits during one calendar year will not affect the amount of such reimbursement or in-kind benefits provided during any other calendar year (other than for medical reimbursement arrangements as excepted under Treasury Regulations §1.409A-3(i)(1)(iv)(B) solely because the arrangement provides for a limit on the amount of expenses that may be reimbursed under such arrangement over some or all of the period the arrangement remains in effect); (b) such right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another form of compensation to the Executive and (c) the right to reimbursements under this Agreement will be in effect for the lesser of the time specified in this Agreement or ten years plus the lifetime of the Executive. Any taxable reimbursements or in-kind benefits shall be treated as not subject to Code Section 409A to the maximum extent provided by Treasury Regulations §1.409A-1(b)(9)(v) or otherwise under Code Section 409A.
     (c) Release. Subject to paragraph 25(a), (i) to the extent that Executive is required to execute and deliver the Waiver and Release Agreement to receive a 409A Payment and (ii) this Agreement provides for such 409A Payment to be provided prior to the 55th day following the Executive’s Separation from Service, such 409A Payment will be provided upon the 55th day following Executive’s Separation from Service provided the Waiver and Release Agreement has been executed and delivered on or within forty-five (45) days after Executive’s Separation from Service and effective prior to such 55th day. To the extent there is a delay in providing a 409A Payment because of the provisions of this paragraph 25(c), the opportunity for Executive to pay for benefits in the interim with subsequent reimbursement from the Company shall be provided in a manner consistent with that set forth in paragraph 25(a). If a release is required for a 409A Payment and such release is not executed, delivered and effective by the 55th day following Executive’s Separation from Service, such 409A Payment shall not be provided to the Executive to the extent that providing such 409A Payment would cause such 409A Payment to fail to comply with Code Section 409A. To the extent that any payments or benefits under this Agreement are intended to be exempt from Code Section 409A as a short-term deferral pursuant to Treasury Regulations §1.409A-1(b)(4) or any successor thereto and require Executive to provide a Waiver and Release Agreement to the Company to obtain such payments or benefits, the Waiver and Release Agreement required for such payment or benefit must be executed and delivered on or within forty-five (45) days after Executive’s last day of employment which time frame in no event shall be later than March 7th of the calendar year following the calendar year of the Executive’s Separation from Service.
     (d) No Acceleration; Separate Payments; Termination of Employment. No 409A Payment payable under this Agreement shall be subject to acceleration or to any change in the specified time or method of payment, except as otherwise provided under this Agreement and consistent with Code Section 409A. If under this Agreement, a 409A Payment is to be paid in two or more installments, for purposes of Section 409A, each installment shall be treated as a separate payment. Notwithstanding anything contained in this Agreement to the contrary, the date on which a Separation from Service occurs shall be treated as the termination of employment date for purposes of determining the timing of payments under this Agreement to the extent necessary to have such payments and benefits under this Agreement be exempt from the requirements of Code Section 409A or comply with the requirements of Code Section 409A.
     (e) Cooperation. If the Company or Executive determines that any provision of this Agreement is or might be inconsistent with the requirements of Code Section 409A, the parties shall attempt in good faith to agree on such amendments to this Agreement as may be necessary or appropriate to avoid subjecting Executive to the imposition of any additional tax under Code Section 409A without changing the basic economic terms of this Agreement. Notwithstanding the foregoing, no provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with Code Section 409A from Executive or any other individual to the Company. This paragraph 25 is not intended to impose any restrictions on payments or benefits to Executive other than those otherwise set forth in this Agreement or required for Executive not to incur additional tax under Code Section 409A and shall be interpreted and operated accordingly. The Company to the extent reasonably requested by Executive shall modify this Agreement to effectuate the intention set forth in the preceding sentence.

     13. In all other respects, the Agreement, as amended, shall continue in full force and effect.
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PENFORD CORPORATION

By:

Title:

EXECUTIVE:

10